CORPORATE
                                                              HIGH YIELD
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              February 29, 2000

CORPORATE HIGH YIELD FUND II, INC.

The Benefits and
Risks of
Leveraging

Corporate High Yield Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Proxy Results

During the six-month period ended February 29, 2000, Corporate High Yield Fund II, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------
                                                                    Shares Voted   Shares Withheld
                                                                         For         From Voting
--------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Terry K. Glenn            8,432,989        353,486
                                            Joe Grills                8,430,589        355,886
                                            Walter Mintz              8,425,886        360,589
                                            Robert S. Salomon Jr.     8,430,989        355,486
                                            Melvin R. Seiden          8,429,716        356,759
                                            Stephen B. Swensrud       8,429,482        356,993
                                            Arthur Zeikel             8,421,216        365,259
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted   Shares Voted   Shares Voted
                                                                              For          Against        Abstain
-------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche llp as the independent
   auditors of the Fund to serve for the current fiscal year.              8,600,708       70,366         115,401
-------------------------------------------------------------------------------------------------------------------

                           Corporate High Yield Fund II, Inc., February 29, 2000

DEAR SHAREHOLDER

High-Yield Market Overview

For the six-month period ended February 29, 2000, little changed in the high-yield bond market since our last report to shareholders. The market still contends with interest rate pressure, weak technicals, limited liquidity and distinctly uninspiring investment performance. Our consolation lies in the relative performance of the high-yield bond market compared to several investment alternatives as shown in the table below.

--------------------------------------------------------------------------------
                                               Six Months          Three Months
                                                  Ended                Ended
                                              Feb. 29, 2000        Feb. 29, 2000
--------------------------------------------------------------------------------
Corporate High
Yield Fund II                                    + 4.32%               + 3.50%
CS First Boston
Global High
Yield Index                                      + 1.52                + 1.43
Ten-Year Treasury
Securities                                       - 0.91                - 1.00
Standard & Poor's
500 Index                                        + 4.11                - 1.33
Dow Jones
Industrial Average                               - 5.77                - 6.56
NASDAQ                                           +71.62                +40.84
--------------------------------------------------------------------------------

In many ways, the high-yield bond market has been a reflection of the equity markets and its wide dichotomy between the "haves and have-nots." A few sectors, such as communications, have been extremely popular. Issues in a hot sector are pursued and have provided significant performance support for high-yield bonds. Buyers flock to securities with momentum and lose interest when momentum shifts to a new issue or sector. Less exciting securities in plodding industrial sectors languish in both price and market interest. As witnessed in the equity market, earnings disappointments result in selling pressure for the company's securities. However, illiquidity in the high-yield market compounds the downward pressure on prices. It is the downside that saps returns because, unlike equities, high-yield bonds are limited in appreciation potential by call prices and par maturities.

With this backdrop, it is difficult to achieve near-term comfort with the direction of the high-yield market. We believe continued tightening of monetary policy by the Federal Reserve Board will put pressure on the high-yield market. Furthermore, we believe that investors have shunned fixed-income investments in favor of the exciting returns that have driven the NASDAQ. Until that trend is reversed, the high-yield market will be without one of its traditional technical supports.

Though the high-yield market remains in the doldrums, we remain confident that high-yield issues represent value for those with a long-term time horizon. At 606 basis points (6.06%), the spread or difference between yields of Treasury bonds and high-yield bonds remains at historically wide levels. Investors are being paid well for the incremental risk of investing in the high-yield market. Further, more absolute yields are attractive, with the CS First Boston Global High Yield Index at 12.58%. Default rates have begun to taper off, while underlying economic trends remain favorable. We believe that in this environment corporate earnings should begin to level or improve. This trend should support bond prices and allow bond coupons to strengthen returns.

Fund Performance

For the six months ended February 29, 2000, the total investment return on the Fund's Common Stock was +4.32%, based on a change in the per share net asset value from $10.62 to $10.37, and assuming reinvestment of $0.630 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 12.05%.

Performance for a high-yield fund is always achieved by walking a tightrope between credit risk and interest yield. Within the context of this difficult market, the Fund did better than keep its balance during the past six months. While returns are clearly not as good as those generated in a healthier high-yield market environment, the Fund's return handily outperformed the benchmark CS First Boston Global High Yield Index. Our industry weighting strategies worked in the Fund's favor, with strong performance from emerging markets, mobile communications and chemicals. The Fund holds a larger proportion than the benchmark Index in these sectors. Both emerging markets and chemicals benefited from the improving world economy. Notable in this category was a nearly 12% price appreciation in the 11.75% bonds of styrene producer, Sterling Chemicals Inc., as investors reassessed global demand in favor of producers such as Sterling Chemical. The prospect of Internet-driven growth in addition to already healthy voice usage has supported the prices of mobile communications bonds. Millicom International Cellular, one of our larger holdings, benefited from this trend, as well as receiving a boost in perceived asset value when investors compared Millicom's portfolio of wireless properties with those of recently acquired companies. In the weaker sectors, we sidestepped some of the worst performers that dragged down results for the Index. We avoided supermarkets, as well as textile issues that succumbed to competitive pressures in recent months.

Leverage Strategy

The Fund was on average about 25% leveraged during the six-month period ended February 29, 2000. Thus, the Fund borrowed the equivalent of 25% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. At February 29, 2000, the Fund was 22.4% leveraged, having borrowed $31.9 million at a borrowing cost of 6.4375%. Our leverage position hurt us in this period, as it typically does when bond prices fall. However, we do not believe that trying to time this market by reducing our leverage now, then attempting to add leverage as the market rebounds, will contribute to long-term returns. Given our view that the high-yield market offers long-term value, we expect to maintain leverage near current levels. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

In this skittish and divided market, our strategy has been to maintain a solid core of better-quality issues in the portfolio, to take advantage of growth sectors in the market and to avoid any weak areas. This requires a close eye on the relative value of portfolio holdings and their counterparts in the market and on the operating trends of the individual companies. To this end, we sold our positions in Cumulus Media, Inc. during the period. While Cumulus Media's radio properties continued to grow, the bonds and preferred stock in our positions looked fully valued relative to the risk profile of the company. For a slightly better yield, we replaced Cumulus Media with better-rated bonds of Global Crossing Holding Limited. Global Crossing is a worldwide telecommunications provider, specializing in data communications and primarily serving as a carrier's carrier. We believe growth prospects for the company are excellent given the ever-increasing demand for communications capacity and the competitive benefits of the company's state-of-the-art worldwide fiber optic network.

In better-quality securities, we added to our holdings in HMH Properties, Inc., whose bonds are rated BB/Ba2. HMH Properties owns positions in a portfolio of Marriott and Ritz Carlton hotels. We view this company as well-managed with relatively predictable earnings growth. We also established a position in bonds rated BB/Ba3 in Azurix Corporation, an international water utility, whose main cash-generating asset is Wessex Water Ltd. in southwestern England. Building on that solid core, Azurix is expanding in international markets.

During the period, we sold all or part of positions in various wireless telephone companies, Nextel Communications, Inc., and two AT&T affiliates, TeleCorp PCS and Triton PCS Inc. While all of these companies have fine potential earnings prospects, we believed we could position the portfolio for greater upside in issues such as Airgate PCS Inc., a Sprint PCS affiliate. We also sold at a substantial loss our holdings in Ameriserve, a distributor to fast food restaurants such as Burger King. The company had been unable to put an expected turnaround in place and had faced considerable liquidity constraints, while asset value diminished. Shortly after our sale, the company declared bankruptcy, and the bonds fell further.

In Conclusion

We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

April 4, 2000


                                     2 & 3

                           Corporate High Yield Fund II, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                               S&P    Moody's      Face
INDUSTRIES                   Ratings  Ratings     Amount                        Corporate Bonds                            Value
===================================================================================================================================
Automotive--0.5%             NR*      NR*      $1,000,000   Breed Technologies Inc., 9.25% due 4/15/2008 (f)            $     5,000
                             BB+      Ba2         500,000   Federal-Mogul Corporation, 7.375% due 1/15/2006                 449,773
                                                                                                                        -----------
                                                                                                                            454,773
===================================================================================================================================
Broadcasting--Radio          BB-      Ba3       1,000,000   Antenna TV SA, 9% due 8/01/2007                                 910,000
& Television--1.6%           B+       B2          750,000   Globo Comunicacoes e Participacoes, Ltd., 10.50%
                                                            due 12/20/2006 (d)                                              655,312
                                                                                                                        -----------
                                                                                                                          1,565,312
===================================================================================================================================
Cable--1.2%                  B+       B2        1,250,000   Charter Communications Holdings LLC, 8.625%
                                                            due 4/01/2009                                                 1,137,500
===================================================================================================================================
Cable--International--6.7%                                  Australis Media Ltd. (a)(f):
                             D        NR*          50,655     1.75%/15.75% due 5/15/2003                                        507
                             D        NR*       2,961,000     1.75%/15.75% due 5/15/2003 (i)                                 29,610
                             BB       B1        1,500,000   Cablevision SA, 13.75% due 5/01/2009                          1,530,000
                             B-       B3          500,000   Diamond Cable Communications PLC, 13.25% due 9/30/2004          535,000
                             B-       B3        1,250,000   International Cabletel, Inc., 11.643%** due 2/01/2006         1,162,500
                             D        Caa3      1,950,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (d)(f)           1,150,500
                                                            TeleWest Communications PLC:**
                             B+       B1        2,200,000     9.11% due 4/15/2004 (d)                                     1,314,500
                             B+       B1          750,000     11.001% due 10/01/2007                                        706,875
                                                                                                                        -----------
                                                                                                                          6,429,492
===================================================================================================================================
Chemicals--8.8%              BBB-     Baa3      1,250,000   Equistar Chemicals LP, 8.50% due 2/15/2004                    1,235,922
                             B-       B3        1,250,000   Great Lakes Carbon Corp., 11.75% due 5/15/2008+               1,162,500
                             NR*      B2        1,250,000   Huntsman Corporation, 9.50% due 7/01/2007 (d)                 1,168,750
                             NR*      NR*       1,500,000   Huntsman ICI Chemicals, 12.384%** due 12/31/2009 (d)            472,500
                             BB       Ba3       2,000,000   Lyondell Chemical Company, 9.625% due 5/01/2007               1,907,500
                             B+       B2        1,000,000   Octel Developments PLC, 10% due 5/01/2006                       975,000
                                                            Sterling Chemicals Inc:
                             BB-      B3          750,000     12.375% due 7/15/2006                                         772,500
                             B        Caa3        900,000     11.75% due 8/15/2006                                          774,000
                                                                                                                        -----------
                                                                                                                          8,468,672
===================================================================================================================================
Communications--1.2%         B+       B2        2,150,000   Orion Network Systems, Inc., 15.167%** due 1/15/2007          1,139,500
===================================================================================================================================
Computer Services/           BB-      Ba3       1,000,000   Amkor Technologies Inc., 9.25% due 5/01/2006                    970,000
Electronics--5.3%            CCC+     B3        1,750,000   MCMS Inc., 9.75% due 3/01/2008                                  857,500
                             B        B2        1,500,000   SCG Holding Corporation, 12% due 8/01/2009 (d)                1,627,500
                             B        B2        1,750,000   Zilog Inc., 9.50% due 3/01/2005                               1,618,750
                                                                                                                        -----------
                                                                                                                          5,073,750
===================================================================================================================================
Consumer Products--1.9%      B-       B3        1,000,000   Albecca Inc., 10.75% due 8/15/2008                              790,000
                             B-       B2          250,000   Chattem, Inc., 8.875% due 4/01/2008                             225,000
                             B        B3          500,000   Corning Consumer Products, 9.625% due 5/01/2008                 370,000
                             CCC+     Caa1        750,000   Syratech Corp., 11% due 4/15/2007                               442,500
                                                                                                                        -----------
                                                                                                                          1,827,500
===================================================================================================================================
Consumer Services--1.6%      BB-      B2          500,000   Avis Rent A Car, Inc., 11% due 5/01/2009                        502,500
                             B        B2        2,000,000   Protection One Alarm Monitoring, 8.125%
                                                            due 1/15/2009 (d)                                             1,060,000
                                                                                                                        -----------
                                                                                                                          1,562,500
===================================================================================================================================
Diversified--1.2%            CCC+     Caa2      1,250,000   Foamex LP, 13.50% due 8/15/2005                               1,164,062
===================================================================================================================================
Energy--6.8%                 CCC-     Caa3        900,000   Belden & Blake Corp., 9.875% due 6/15/2007                      450,000
                             B        B3          500,000   Clark USA Inc., 10.875% due 12/01/2005                          190,000
                             CCC      B3        1,250,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                     1,037,500
                             BB       Ba3       1,000,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009           930,000
                             BB-      Ba3       1,750,000   RBF Finance Company, 11% due 3/15/2006                        1,828,750
                             BB-      B1        1,000,000   Tesoro Petroleum Corp., 9% due 7/01/2008                        922,500
                             B-       B3          750,000   United Refining Co., 10.75% due 6/15/2007                       450,000
                             CCC-     Caa3        900,000   Wiser Oil Company, 9.50% due 5/15/2007                          720,000
                                                                                                                        -----------
                                                                                                                          6,528,750
===================================================================================================================================
Entertainment--1.9%          B-       B3        1,250,000   Premier Parks Inc., 9.75% due 6/15/2007                       1,187,500
                             B-       Caa1      1,000,000   Regal Cinemas Inc., 9.50% due 6/01/2008                         640,000
                                                                                                                         ----------
                                                                                                                          1,827,500
===================================================================================================================================
Financial Services--4.3%     CCC-     Caa3      1,750,000   Amresco Inc., 9.875% due 3/15/2005                            1,242,500
                             D        Caa3      2,000,000   PennCorp Financial Group, 9.25% due 12/15/2003                1,860,000
                             BB+      Ba3       1,000,000   Sovereign Bancorp, 10.50% due 11/15/2006                      1,000,000
                                                                                                                        -----------
                                                                                                                          4,102,500
===================================================================================================================================
Foreign Government           B+       B2        1,000,000   Republic of Brazil, 10.125% due 5/15/2027                       797,500
Obligations--0.8%
===================================================================================================================================
Gaming--3.2%                 NR*      NR*             450   Capital Gaming International, Inc., 12% due 5/28/2001               135
                             D        Caa1      2,000,000   GB Property Funding Corp., 10.875% due 1/15/2004 (f)          1,380,000
                                                            Jazz Casino Co. LLC:
                             NR*      NR*       1,446,930     5.987% due 11/15/2009+                                        759,638
                             NR*      NR*          84,000     Contingent Notes due 11/15/2009 (g)(h)                              0
                                                            Venetian Casino/LV Sands:
                             B-       Caa1        250,000     12.25% due 11/15/2004                                         227,500
                             CCC+     Caa3      1,000,000     10% due 11/15/2005                                            740,000
                                                                                                                        -----------
                                                                                                                          3,107,273
===================================================================================================================================
Health Services--9.7%        B-       B3        1,250,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006            1,043,750
                             BB+      Ba2         750,000   Columbia HCA/Healthcare Corp., 7.15% due 3/30/2004              693,750
                             CCC+     B3        1,750,000   Extendicare Health Services, 9.35% due 12/15/2007             1,015,000
                                                            Fresenius Medical Capital:
                             B+       ba3         300,000     Trust I, 9% due 12/01/2006                                    290,250
                             B+       ba3         700,000     Trust II, 7.875% due 2/01/2008                                626,500
                             BB       Ba3       1,000,000   ICN Pharmaceutical Inc., 8.75% due 11/15/2008 (d)               935,000
                             CCC+     B3        1,750,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                 1,312,500
                             B-       Caa1      1,125,000   Magellan Health Services, 9% due 2/15/2008                      916,875


                                     4 & 5

                           Corporate High Yield Fund II, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                               S&P    Moody's      Face
INDUSTRIES                   Ratings  Ratings     Amount                        Corporate Bonds                            Value
===================================================================================================================================
Health Services              D        C        $1,250,000   Mariner Post--Acute Network, 9.50% due 11/01/2007 (f)         $  25,000
(concluded)                  NR*      B2        1,000,000   Quest Diagnostic Inc., 10.75% due 12/15/2006                  1,042,500
                             B+       Ba3       1,500,000   Quorum Health Group Inc., 8.75% due 11/01/2005                1,425,000
                                                                                                                        -----------
                                                                                                                          9,326,125
===================================================================================================================================
Hotels & Motels--2.1%        BB       Ba2       2,250,000   HMH Properties, Inc., 8.45% due 12/01/2008                    2,019,375
===================================================================================================================================
Independent Power            BB       Ba3       1,000,000   Midland Funding II, 13.25% due 7/23/2006                      1,162,220
Producers--1.2%
===================================================================================================================================
Industrial--1.2%                                            Neff Corp.:
                             B        B3        1,000,000     10.25% due 6/01/2008                                          900,000
                             B        B3          250,000     10.25% due 6/01/2008                                          225,000
                                                                                                                        -----------
                                                                                                                          1,125,000
===================================================================================================================================
Industrial--Services--1.0%   B-       B3        1,000,000   Orius Capital Corporation, 12.75% due 2/01/2010 (d)           1,000,000
===================================================================================================================================
Industrial--                 CCC+     Caa2      1,250,000   Metal Management Inc., 10% due 5/15/2008                        937,500
Transportation--1.0%
===================================================================================================================================
Internet Transport--2.4%     B-       B3        1,000,000   PSINet Inc., 11% due 8/01/2009                                1,002,500
                             NR*      NR*       1,250,000   Splitrock Services Inc., 11.75% due 7/15/2008                 1,331,250
                                                                                                                        -----------
                                                                                                                          2,333,750
===================================================================================================================================
Media & Communications--     B-       B3        2,250,000   Satelites Mexicanos SA, 10.125% due 11/01/2004                1,755,000
International--1.8%
===================================================================================================================================
Metals & Mining--2.0%        CCC+     B3        2,000,000   Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003        1,965,000
===================================================================================================================================
Packaging--1.3%              B+       Ba3       1,250,000   Vicap SA, 11.375% due 5/15/2007                               1,207,813
===================================================================================================================================
Paper & Forest               B        B2          900,000   Ainsworth Lumber Company, 12.50% due 7/15/2007+                 969,750
Products--4.6%                                              Doman Industries Limited:
                             B        Caa1      1,000,000     8.75% due 3/15/2004                                           865,000
                             B+       B3          500,000     12% due 7/01/2004                                             523,750
                             CCC+     Caa1      1,000,000   Repap New Brunswick, 10.625% due 4/15/2005                      925,000
                             CCC+     B3        1,000,000   Tjiwi Kimia Finance Mauritius, 10% due 8/01/2004                710,000
                             CCC+     B3          500,000   Tjiwi Kimia International BV, 13.25% due 8/01/2001              440,000
                                                                                                                        -----------
                                                                                                                          4,433,500
===================================================================================================================================
Product                                                     Fisher Scientific International:
Distribution--1.7%           B-       B3          750,000     9% due 2/01/2008                                              690,000
                             B-       B3          500,000     9% due 2/01/2008                                              460,000
                             CCC-     Ca        1,100,000   US Office Products Co., 9.75% due 6/15/2008                     495,000
                                                                                                                        -----------
                                                                                                                          1,645,000
===================================================================================================================================
Publishing &                 B        B2        1,500,000   MDC Communications Corp., 10.50% due 12/01/2006               1,440,000
Printing--1.5%
===================================================================================================================================
Real Estate--1.4%            BB-      Ba3       1,500,000   Forest City Enterprises Inc., 8.50% due 3/15/2008             1,383,750
===================================================================================================================================
Recreation--0.7%             B+       B1          725,000   Intrawest Corp., 9.75% due 8/15/2008                            697,812
===================================================================================================================================
Shipping--0.5%               BB       Ba2         500,000   Stena AB, 10.50% due 12/15/2005                                 460,000
===================================================================================================================================
Specialty Retailing--1.1%    B        B2        1,250,000   Jo-Ann Stores Inc., 10.375% due 5/01/2007                     1,062,500
===================================================================================================================================
Steel--1.0%                  NR*      B2          750,000   CSN Iron SA, 9.125% due 6/01/2007 (d)                           630,000
                             B        Caa1      1,000,000   Republic Technology, 13.75% due 7/15/2009 (d)(j)                350,000
                                                                                                                        -----------
                                                                                                                            980,000
===================================================================================================================================
Telecommunications--0.2%     CCC+     Caa1        500,000   Dolphin Telecom PLC, 17.456%** due 6/01/2008                    226,250
===================================================================================================================================
Telephony--                  B+       B2        1,000,000   Call-Net Enterprises, Inc., 9.27%** due 8/15/2007               577,500
Competitive Local            NR*      NR*       1,250,000   Comtel Brasileira Ltd., 10.75% due 9/26/2004 (d)              1,218,750
Exchange Carrier--15.5%      B-       B3        1,000,000   Esprit Telecom Group PLC, 10.875% due 6/15/2008                 940,000
                             CCC+     Caa1      1,500,000   GT Group Telecom, 13.25%** due 2/01/2010 (d)                    900,000
                             BB       Ba2       2,750,000   Global Crossing Holding Limited, 9.50%
                                                            due 11/15/2009 (d)                                            2,660,625
                                                            Intermedia Communications Inc.:
                             B        B2          500,000     10.503%** due 7/15/2007                                       396,250
                             B        B2          500,000     8.60% due 6/01/2008                                           457,500
                                                            L-3 Communications Corp.:
                             B        B2          650,000     10.375% due 5/01/2007                                         659,750
                             B        B2        1,000,000     8.50% due 5/15/2008                                           905,000
                             B+       B2          250,000   Metromedia Fiber Network, 10% due 12/15/2009                    246,250
                                                            Nextlink Communications Inc.:
                             B        B2        1,250,000     12.50% due 4/15/2006                                        1,321,875
                             B        B2          500,000     9% due 3/15/2008                                              465,000
                             B        B2        1,000,000     10.75% due 6/01/2009                                        1,005,000
                             B-       Caa1      1,000,000   Tele1 Europe BV, 13% due 5/15/2009                            1,030,000
                             BBB-     B1        2,000,000   Telefonica de Argentina, 11.875% due 11/01/2004               2,160,000
                                                                                                                        -----------
                                                                                                                         14,943,500
===================================================================================================================================
Textiles--1.2%               B        B2        1,250,000   Polymer Group Inc., 8.75% due 3/01/2008                       1,159,375
===================================================================================================================================
Transportation--11.2%        B-       B3        1,500,000   American Reefer Co. Ltd., 10.25% due 3/01/2008                  915,000
                             BB-      NR*       1,250,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (d)               1,031,250
                             BB-      Ba3       2,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003                  1,670,000
                             BB-      B1        1,250,000   Sea Containers Ltd., 12.50% due 12/01/2004                    1,250,000
                             B+       B2        1,000,000   TFM, SA de CV, 11.939%** due 6/15/2009                          720,000
                             BB-      Ba3         500,000   Transportacion Maritima Mexicana, SA de CV, 9.25%
                                                            due 5/15/2003                                                   437,500
                             B-       B2        4,271,000   Transtar Holdings LP, 13.375% due 12/15/2003                  4,431,163
                             NR*      NR*         539,255   Trism, 12% due 3/15/2005 (c)                                    323,553
                                                                                                                        -----------
                                                                                                                         10,778,466


                                     6 & 7

                           Corporate High Yield Fund II, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                               S&P    Moody's      Face
INDUSTRIES                   Ratings  Ratings     Amount                        Corporate Bonds                            Value
===================================================================================================================================
===================================================================================================================================
Utilities--4.1%              BB       Ba3      $1,500,000   Azurix Corporation, 10.375% due 2/15/2007 (d)               $ 1,507,800
                             NR*      NR*       2,359,521   Tucson Electric & Power Co., 10.21%
                                                            due 1/01/2009 (b)(c)                                          2,439,037
                                                                                                                        -----------
                                                                                                                          3,946,837
===================================================================================================================================
Wireless                     CCC      Caa1      1,000,000   Airgate PCS Inc., 12.713%** due 10/01/2009                      580,000
Communications--                                            Nextel Communications, Inc:
Domestic Paging &            B        B1          750,000     9.505%** due 10/31/2007                                       543,750
Cellular--6.1%               B        B1        1,000,000     9.375% due 11/15/2009                                         963,750
                             B        B3        2,000,000   Pinnacle Holdings Inc., 11.674%** due 3/15/2008               1,332,500
                             B-       B2        1,325,000   VoiceStream Wireless Corporation/VoiceStream
                                                            Wireless Holding Company,
                                                              10.375% due 11/15/2009 (d)                                  1,369,719
                             B-       B3        1,000,000   Western Wireless Corp., 10.50% due 2/01/2007                  1,050,000
                                                                                                                        -----------
                                                                                                                          5,839,719
===================================================================================================================================
Wireless                     NR*      NR*       1,000,000   Celcaribe SA, 14.50% due 3/15/2004                              862,500
Communications--             B        B3        2,070,000   Comunicacion Celular SA, 13.153%** due 3/01/2005 (d)          1,397,250
International Paging         B-       Caa1      1,000,000   McCaw International Ltd., 12.328%** due 4/15/2007               725,000
& Cellular--7.4%             B-       Caa1      2,750,000   Millicom International Cellular, 14.047%**
                                                            due 6/01/2006                                                 2,371,875
                             CCC+     Caa1      2,750,000   Telesystem International Wireless Inc., 17.143%**
                                                            due 6/30/2007                                                 1,760,000
                                                                                                                        -----------
                                                                                                                          7,116,625
===================================================================================================================================
                                                            Total Investments in Corporate Bonds
                                                            (Cost--$138,844,729)--128.9%                                124,131,701
===================================================================================================================================

                                                  Shares
                                                     Held                              Stocks & Warrants
Cable--0.0%                                         1,915   Wireless One Inc. (Warrants) (e)                                     19
===================================================================================================================================
Energy--1.0%                                       69,708   Forcenergy Inc. (f)                                             975,912

===================================================================================================================================
Entertainment--0.4%                                19,739   On Command Corporation (f)                                      335,563
                                                    6,417   On Command Corporation (Warrants) (e)                            30,481
                                                                                                                       ------------
                                                                                                                            366,044
===================================================================================================================================
Gaming--0.1%                                          123   Capital Gaming International, Inc. (When Issue) (f)                   1
                                                   24,357   JCC Holding Company (Class A) (f)                                57,848
                                                                                                                       ------------
                                                                                                                             57,849
===================================================================================================================================
Internet Transport--0.3%                            1,250   Splitrock Services Inc. (Warrants) (e)                          287,500
===================================================================================================================================
Supermarkets--0.0%                                  1,873   Grand Union Co. (Warrants) (e)                                    1,054
===================================================================================================================================
Telephony--                                           721   Intermedia Communications Inc. (Convertible Preferred)+         717,395
Competitive Local                                   1,000   Tele1 Europe BV (Warrants) (e)                                   77,000
Exchange Carrier--0.8%                                                                                                 ------------
                                                                                                                            794,395
===================================================================================================================================
Transportation--0.6%                                49,000  HMI (f)                                                         563,500
                                                    34,153  Trism (f)                                                        17,077
                                                                                                                       ------------
                                                                                                                            580,577
===================================================================================================================================
Wireless                                            2,070   Comunicacion Celular SA (Warrants) (d)(e)                           388
Communications--
International Paging
& Cellular--0.0%
===================================================================================================================================
                                                            Total Investments in Stocks & Warrants (Cost--
                                                            $5,497,719)--3.2%                                             3,063,738
===================================================================================================================================
                                                    Face
                                                  Amount                         Short-Term Securities
===================================================================================================================================
Commercial                                     $  270,000   General Motors Acceptance Corp., 5.94% due 3/01/2000            270,000
Paper***--0.3%
===================================================================================================================================
                                                            Total Investments in Short-Term Securities
                                                            (Cost--$270,000)--0.3%                                          270,000
===================================================================================================================================
                                                            Total Investments (Cost--$144,612,448)--132.4%              127,465,439

                                                            Liabilities in Excess of Other Assets--(32.4%)              (31,188,756)
                                                                                                                       ------------
                                                            Net Assets--100.0%                                         $ 96,276,683
                                                                                                                       ============
===================================================================================================================================

*     Not Rated.

** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(a) Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face at an annual rate of 1.75% until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.

(b) Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $2,439,000, representing 2.5% of net assets.

-----------------------------------------------------------------------------------------
                                                    Acquisition
Issue                                                  Date          Cost         Value
-----------------------------------------------------------------------------------------
Tucson Electric & Power Co., 10.21% due 1/01/2009     3/23/1994   $2,312,331   $2,439,037
-----------------------------------------------------------------------------------------
Total                                                             $2,312,331   $2,439,037
                                                                  ==========   ==========
-----------------------------------------------------------------------------------------

(c)   Subject to principal paydowns.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(f)   Non-income producing security.

(g)   Floating rate note.

(h) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.

(i)   Each $1,000 face amount contains one warrant of Australis Media Ltd.

(j)   Each $1,000 face amount contains one warrant of Republic Technology.


      See Notes to Financial Statements.


                                     8 & 9

                           Corporate High Yield Fund II, Inc., February 29, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 29, 2000
===================================================================================================================================
Assets:        Investments, at value (identified cost--$144,612,448) ...............................                  $ 127,465,439
               Receivables:
                 Securities sold ...................................................................  $   3,413,688
                 Interest ..........................................................................      2,968,587       6,382,275
                                                                                                      -------------
               Prepaid expenses and other assets ...................................................                        154,336
                                                                                                                      -------------
               Total assets ........................................................................                    134,002,050
                                                                                                                      -------------
===================================================================================================================================
Liabilities:   Loans ...............................................................................                     31,900,000
               Payables:
                 Securities purchased ..............................................................      5,134,616
                 Interest on loans .................................................................        350,519
                 Custodian bank ....................................................................        153,504
                 Dividends to shareholders .........................................................        135,157
                 Investment adviser ................................................................         40,828
                 Commitment fees ...................................................................          2,631       5,817,255
                                                                                                      -------------
               Accrued expenses ....................................................................                          8,112
                                                                                                                      -------------
               Total liabilities ...................................................................                     37,725,367
                                                                                                                      -------------
===================================================================================================================================
Net Assets:    Net assets ..........................................................................                  $  96,276,683
                                                                                                                      =============
===================================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized .........................                  $     928,799
               Paid-in capital in excess of par ....................................................                    128,239,366
               Undistributed investment income--net ................................................                        146,280
               Accumulated realized capital losses on investments--net .............................                    (15,890,753)
               Unrealized depreciation on investments--net .........................................                    (17,147,009)
                                                                                                                      -------------
               Net Assets--Equivalent to $10.37 per share based on 9,287,994 shares of capital stock
               outstanding (market price--$9.00) ...................................................                  $  96,276,683
                                                                                                                      =============
===================================================================================================================================

               See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Six Months Ended February 29, 2000
======================================================================================================
Investment Income:   Interest and discount earned ........................                 $ 7,040,516
                     Dividends ...........................................                      64,573
                     Other ...............................................                      20,623
                                                                                           -----------
                     Total income ........................................                   7,125,712
                                                                                           -----------
======================================================================================================
Expenses:            Loan interest expense ...............................   $ 1,010,879
                     Investment advisory fees ............................       323,174
                     Professional fees ...................................        36,540
                     Borrowing cost ......................................        32,378
                     Accounting services .................................        29,312
                     Directors' fees and expenses ........................        19,986
                     Transfer agent fees .................................        17,837
                     Printing and shareholder reports ....................        13,181
                     Listing fees ........................................         7,937
                     Custodian fees ......................................         7,380
                     Pricing services ....................................         5,753
                     Other ...............................................         8,440
                                                                             -----------
                     Total expenses ......................................                   1,512,797
                                                                                           -----------
                     Investment income--net ..............................                   5,612,915
                                                                                           -----------
======================================================================================================
Realized &           Realized loss on investments--net ...................                  (3,663,880)
Unrealized Gain      Change in unrealized depreciation on investments--net                   1,538,764
(Loss) on                                                                                  -----------
Investments--Net:
                     Net Increase in Net Assets Resulting from Operations                  $ 3,487,799
                                                                                           ===========
======================================================================================================

                     See Notes to Financial Statements.


                                    10 & 11

                           Corporate High Yield Fund II, Inc., February 29, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Six       For the
                                                                                                    Months Ended      Year Ended
                                                                                                    February 29,      August 31,
                 Increase (Decrease) in Net Assets:                                                     2000             1999
                                                                                                    -------------    -------------
==================================================================================================================================
Operations:      Investment income--net .........................................................   $   5,612,915    $  11,801,892
                 Realized loss on investments--net ..............................................      (3,663,880)      (4,578,158)
                 Change in unrealized depreciation on investments--net ..........................       1,538,764       (1,109,456)
                                                                                                    -------------    -------------
                 Net increase in net assets resulting from operations ...........................       3,487,799        6,114,278
                                                                                                    -------------    -------------
==================================================================================================================================
Dividends to     Dividends to shareholders from investment income--net ..........................      (5,853,823)     (12,384,283)
Shareholders:                                                                                       -------------    -------------
==================================================================================================================================
Capital Share    Value of shares issued to Common Stock shareholders in reinvestment of dividends              --        2,353,724
Transactions:                                                                                                        -------------
==================================================================================================================================
Net Assets:      Total decrease in net assets ...................................................      (2,366,024)      (3,916,281)
                 Beginning of period ............................................................      98,642,707      102,558,988
                                                                                                    -------------    -------------
                 End of period* .................................................................   $  96,276,683    $  98,642,707
                                                                                                    =============    =============
                *Undistributed investment income--net ...........................................   $     146,280    $     387,188
                                                                                                    =============    =============
==================================================================================================================================

                 See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Six Months Ended February 29, 2000
=====================================================================================================
Cash Provided by         Net increase in net assets resulting from operations ........   $  3,487,799
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                         Increase in receivables .....................................        (97,903)
                         Increase in other assets ....................................        (51,368)
                         Increase in other liabilities ...............................         56,660
                         Realized and unrealized loss on investments--net ............      2,125,116
                         Amortization of discount ....................................     (1,301,589)
                                                                                         ------------
                         Net cash provided by operating activities ...................      4,218,715
                                                                                         ------------
=====================================================================================================
Cash Provided by         Proceeds from sales of long-term investments ................     29,990,482
Investing Activities:    Purchases of long-term investments ..........................    (25,776,224)
                         Purchases of short-term investments .........................    (23,797,671)
                         Proceeds from sales and maturities of short-term investments      23,783,000
                                                                                         ------------
                         Net cash provided by investing activities ...................      4,199,587
                                                                                         ------------
=====================================================================================================
Cash Used for            Cash receipts from borrowings ...............................     21,500,000
Financing Activities:    Cash payments on borrowings .................................    (24,200,000)
                         Dividends paid to shareholders ..............................     (5,914,867)
                                                                                         ------------
                         Net cash used for financing activities ......................     (8,614,867)
                                                                                         ------------
=====================================================================================================
Cash:                    Net decrease in cash ........................................       (196,565)
                         Cash at beginning of period .................................        196,565
                                                                                         ------------
                         Cash at end of period .......................................   $         --
                                                                                         ============
=====================================================================================================
Cash Flow Information:   Cash paid for interest ......................................   $    987,722
                                                                                         ============
=====================================================================================================

                         See Notes to Financial Statements.


                                    12 & 13

                           Corporate High Yield Fund II, Inc., February 29, 2000

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios           For the
                    have been derived from information provided       Six Months                    For the Year
                    in the financial statements.                      Ended                       Ended August 31,
                                                                      February 29,  -----------------------------------------------
                    Increase (Decrease) in Net Asset Value:            2000+         1999+        1998+        1997+        1996
===================================================================================================================================
Per Share           Net asset value, beginning of period ...........  $ 10.62       $  11.30     $  13.07     $  12.56     $  12.44
Operating                                                             -------       --------     --------     --------     --------
Performance:          Investment income--net .......................      .60           1.30         1.33         1.26         1.35
                      Realized and unrealized gain (loss) on
                      investments--net                                   (.22)          (.63)       (1.77)         .52          .15
                                                                      -------       --------     --------     --------     --------
                    Total from investment operations ...............      .38            .67         (.44)        1.78         1.50
                                                                      -------       --------     --------     --------     --------
                    Less dividends from investment income--net .....     (.63)         (1.35)       (1.33)       (1.27)       (1.38)
                                                                      -------       --------     --------     --------     --------
                    Net asset value, end of period .................  $ 10.37       $  10.62     $  11.30     $  13.07     $  12.56
                                                                      =======       ========     ========     ========     ========
                    Market price per share, end of period ..........  $  9.00       $10.4375     $ 11.125     $  13.44     $  13.00
                                                                      =======       ========     ========     ========     ========
===================================================================================================================================
Total Investment    Based on net asset value per share .............     4.32%++        6.08%       (4.10%)      14.91%       12.71%
Return:**                                                             =======       ========     ========     ========     ========
                    Based on market price per share ................    (7.88%)++       5.90%       (8.16%)      14.14%       20.94%
                                                                      =======       ========     ========     ========     ========
===================================================================================================================================
Ratios to Average   Expenses, excluding interest expense ...........     1.04%*         1.07%         .89%         .81%         .81%
Net Assets:                                                           =======       ========     ========     ========     ========
                    Expenses .......................................     3.15%*         2.87%        2.06%        1.22%        1.65%
                                                                      =======       ========     ========     ========     ========
                    Investment income--net .........................    11.68%*        11.62%       10.35%        9.23%        9.15%
                                                                      =======       ========     ========     ========     ========
===================================================================================================================================
Leverage:           Amount of borrowings outstanding, end of
                    period (in thousands) ..........................  $31,900       $ 34,600     $ 32,900     $ 13,000     $  9,250
                                                                      =======       ========     ========     ========     ========
                    Average amount of borrowings outstanding
                    during the period (in thousands) ...............  $33,554       $ 34,078     $ 23,036     $  8,433     $ 16,948
                                                                      =======       ========     ========     ========     ========
                    Average amount of borrowings outstanding
                    per share during the period ....................  $  3.61       $   3.71     $   2.57     $    .97     $   1.98
                                                                      =======       ========     ========     ========     ========
===================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .......  $96,277       $ 98,643     $102,559     $115,903     $108,391
Data:                                                                 =======       ========     ========     ========     ========
                    Portfolio turnover .............................    23.93%         56.58%       45.73%       70.76%       69.75%
                                                                      =======       ========     ========     ========     ========
===================================================================================================================================

+     Based on average shares outstanding.
++    Aggregate total investment return.
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities and assets for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


                                    14 & 15

                           Corporate High Yield Fund II, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from a failed trade that settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the six months ended February 29, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $622 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2000 were $30,529,330 and $33,404,170, respectively.

Net realized losses for the six months ended February 29, 2000 and net unrealized losses as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $ (3,663,880)         $(17,147,009)
                                             ------------          ------------
--------------------------------------------------------------------------------
Total ..............................         $ (3,663,880)         $(17,147,009)
                                             ============          ============
--------------------------------------------------------------------------------

As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $17,147,009, of which $3,018,029 related to appreciated securities and $20,165,038 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $144,612,448.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended February 29, 2000 remained constant and during the year ended August 31, 1999 increased by 211,019 as a result of dividend reinvestment.

5. Short-Term Borrowings:

On January 26, 2000, the Fund extended its credit agreement with State Street Bank and Trust Company and Bank of America, N.A. The agreement is a $50,000,000 credit facility bearing interest at the Federal Funds Rate plus .50% and/or LIBOR plus .50%. For the six months ended February 29, 2000, the average amount borrowed was approximately $33,554,000 and the daily weighted average interest rate was 6.04%. For the six months ended February 29, 2000, facility and commitment fees aggregated approximately $32,000.

6. Capital Loss Carryforward:

At August 31, 1999, the Fund had a net capital loss carryforward of approximately $9,795,000, of which $2,626,000 expires in 2003, $3,371,000 expires in 2004, $1,021,000 expires in 2005 and $2,777,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On March 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.094965 per share, payable on March 31, 2000 to shareholders of record as of March 17, 2000.


                                    16 & 17

                           Corporate High Yield Fund II, Inc., February 29, 2000

PORTFOLIO INFORMATION

                                                                                                                          Percent of
              As of February 29, 2000                                                                          Long-Term Investments
====================================================================================================================================
Ten Largest   Transtar Holdings LP      Transtar is a transportation holding company with seven railroads, a Great Lakes
Holdings                                shipping fleet and Holdings an inland barge operation. Transtar provides sole
                                        rail access and primary water transport for nearly all the steel plants of USX.         3.5%
              ----------------------------------------------------------------------------------------------------------------------
              Nextlink Communications   Nextlink provides local, long distance and enhanced telephone communications
              Inc.                      services to commercial customers. The company operates in 23 facilities-based
                                        networks in fourteen states.                                                            2.2
              ----------------------------------------------------------------------------------------------------------------------
              Global Crossing           Global Crossing is a worldwide telecommunications provider, specializing in data
              Holding Limited           communications and primarily serving as a carrier's carrier. The network consists
                                        of undersea and terrestrial digital fiber optic systems based on Internet protocol.     2.1
              ----------------------------------------------------------------------------------------------------------------------
              Tucson Electric &         This electric utility serves Tucson, Arizona, and surrounding areas. Our bonds
              Power Co.                 are secured lease obligation bonds on the company's Springerville coal-fired
                                        power generation plant.                                                                 1.9
              ----------------------------------------------------------------------------------------------------------------------
              Millicom International    Millicom International develops and operates cellular telephone systems
              Cellular                  worldwide. The company has interest in 33 cellular systems in 20 countries,
                                        primarily in emerging markets in Asia, Latin America, Europe and Africa.                1.9
              ----------------------------------------------------------------------------------------------------------------------
              Nextel Communications,    Nextel is building a network to provide digital wireless communications
              Inc.                      services that ultimately will have a nationwide footprint. The company currently has service in over 225 cities, with service to over 85% of the US population.
                                        The company has over 1.2 million units in service.                                      1.8
              ----------------------------------------------------------------------------------------------------------------------
              Telefonica de Argentina   Telefonica de Argentina provides monopoly telephone service to the southern half of Argentina, including about half the Buenos Aires metropolitan area
                                        where nearly one-third of Argentina's population is located.                            1.7
              ----------------------------------------------------------------------------------------------------------------------
              TeleWest                  TeleWest is one of the largest UK cable television and telephone operators,
              Communications PLC        owning and operating franchises covering almost one-third of total UK-franchised homes and businesses. Its network also provides a digital, switched data network using Internet protocol, for both residential and business Internet access.
                                        TeleWest also owns a 50% interest in Cable London.                                      1.6
              ----------------------------------------------------------------------------------------------------------------------
              HMH Properties, Inc.      HMH, a wholly-owned subsidiary of Host Marriott Corporation, owns or holds controlling interests in 69 full-service hotels, comprising the majority of
                                        Host Marriott's lodging properties. The properties are generally operated under the Marriott and Ritz-Carlton brand names. Host Marriott manages most of the
                                        properties for fees based on revenues or operating profit.                              1.6
              ----------------------------------------------------------------------------------------------------------------------
              Kaiser Aluminum &         Kaiser Aluminum & Chemical Corp., an affiliate of Maxxam Inc., is one of the
              Chemical Corp.            world's leading producers of aluminum. The company mines and refines bauxite into alumina, produces aluminum from alumina and manufactures fabricated
                                        aluminum products.                                                                      1.5
====================================================================================================================================

Portfolio Profile

The quality ratings* of securities in the Fund as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
  BBB/Baa ..........................................................        4.6%
  BB/Ba ............................................................       24.9
  B/B ..............................................................       61.3
  CCC/Caa or lower .................................................        4.8
  NR (Not Rated) ...................................................        4.4
--------------------------------------------------------------------------------

* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ...............................................     33.7%
Emerging Markets Holdings ............................................     16.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Portfolio Maturity ........................................... 6.4 Years
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ..................................................................   6.2%
Argentina ...............................................................   4.6
United Kingdom ..........................................................   4.6
Mexico ..................................................................   3.3
Brazil ..................................................................   2.6
--------------------------------------------------------------------------------
*     All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Telephony--Competitive Local Exchange Carrier .......................      11.7%
Transportation ......................................................       8.5
Health Services .....................................................       7.0
Chemicals ...........................................................       6.3
Energy ..............................................................       5.6
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

KYT


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change

Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           16913--2/00

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